Exhibit 10.10.2

FIRST AMENDMENT TO
PREMIERWEST BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT
 (SERP)

           This First Amendment dated December 18, 2008 (this “Amendment”), amends the Supplemental Executive Retirement Plan Agreement (SERP) by and between PremierWest Bancorp (“Bancorp”), PremierWest Bank (“Bank”, and together with Bancorp, “Company”) and Richard Hieb (the “Executive”) dated December 13, 2007 (the “Agreement”).

1.           Section 3.2 of the Agreement is amended to revise the two references to “15 years” to “15 years,
              7 months.”

2.           Except as specifically set forth herein, the Agreement as previously executed shall continue in full force and effect as written. Terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PREMIERWEST BANCORP	EXECUTIVE

By:__________________________________	______________________________
James Ford	Richard Hieb
President and Chief Executive Officer

PREMIERWEST BANK

By:_________________________________
James Ford
President and Chief Executive Officer